Employee Benefit Liabilities, Net (Details) - Schedule of Expenses Recognized in Comprehensive Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Expenses Recognized in Comprehensive Income (Loss) [Abstract]
Current service cost	$ 194	$ 223	$ 281
Past service cost			415
Interest expenses, net	28	15	23
Total employee benefit expenses	222	238	716
Actual return on plan assets	$ 50	$ (25)	$ 349